UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2009

REGIONS FINANCIAL

CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-50831	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 944-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 22, 2009, Regions Financing Trust II merged with New Regions Financing Trust II (the “Trust”). The Trust was the surviving entity in the merger and will be known as Regions Financing Trust II.

In connection with the merger, Regions Financial Corporation (“Regions”) entered into a Supplemental Indenture dated as of June 22, 2009 with Deutsche Bank Trust Company Americas, as Trustee, which modifies the existing Subordinated Indenture, dated as of May 15, 2002, between Regions and the Trustee, as previously supplemented by the Second Supplemental Indenture, dated as of April 27, 2007, between Regions and the Trustee.

Regions also entered into a Supplement, dated as of June 22, 2009 (the “Supplement”), to the Replacement Capital Covenant, dated as of April 27, 2007, whereby Regions agreed for the benefit of its debtholders named therein that neither it nor any of its subsidiaries would repay, redeem or repurchase the 6.625% Junior Subordinated Notes due 2077 issued by Regions (the “JSNs”) or the 6.625% Trust Preferred Securities issued by Regions Financing Trust II (the “Trust Preferred Securities”) at any time on or prior to May 1, 2057, unless during the applicable measurement period with respect to such repayment, redemption or purchase, Regions and its subsidiaries shall have issued specified amounts of certain replacement capital securities in the terms and conditions set forth therein. A copy of the Supplement is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On June 23, 2009, Regions exchanged all $202,208,000 aggregate liquidation amount of Trust Preferred Securities received at settlement on June 22, 2009 of its exchange offer of common stock for Trust Preferred Securities, for a like amount of JSNs which were subsequently cancelled.

A copy of the Supplemental Indenture, the Amended and Restated Declaration of Trust of New Regions Financing Trust II and the Supplement to the Replacement Capital Covenant are filed as Exhibits 4.1, 4.2 and 99.1, respectively, to this Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Supplemental Indenture, dated as of June 22, 2009, between Regions Financial Corporation and Deutsche Bank Trust Company Americas, as trustee

4.2	Amended and Restated Declaration of Trust of New Regions Financing Trust II, dated as of June 22, 2009, among Regions Financial Corporation, as depositor, Deutsche Bank Trust Company Americas, as property trustee, Deutsche Bank Trust Company Delaware, as Delaware trustee, and the Administrative Trustees

99.1	Supplement to the Replacement Capital Covenant of Regions Financial Corporation, dated June 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ John D. Buchanan
Name:	John D. Buchanan
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: June 24, 2009